PACE® Select Advisors Trust

May 12, 2021

Supplement to the prospectuses relating to Class A and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), each dated November 27, 2020, as supplemented.

Includes:

•  PACE® Mortgage-Backed Securities Fixed Income Investments

•  PACE® Intermediate Fixed Income Investments

•  PACE® Strategic Fixed Income Investments

•  PACE® Municipal Fixed Income Investments

•  PACE® Global Fixed Income Investments

•  PACE® High Yield Investments

•  PACE® Large Co Value Equity Investments

•  PACE® Large Co Growth Equity Investments

•  PACE® Small/Medium Co Value Equity Investments

•  PACE® Small/Medium Co Growth Equity Investments

•  PACE® International Equity Investments

•  PACE® International Emerging Markets Equity Investments

•  PACE® Global Real Estate Securities Investments

•  PACE® Alternative Strategies Investments

Dear Investor,

The purpose of this supplement is to update certain information for series (each, a "fund") of PACE Select Advisors Trust (the "Trust").

First, this supplement updates certain information regarding the investment subadvisory arrangements for PACE® Large Co Value Equity Investments, a series of the Trust. At the recommendation of UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager, the Trust's Board of Trustees (the "Board") has terminated Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital") as subadvisor to the fund, effective as of the close of business on May 7, 2021. In addition, at the recommendation of UBS AM, the Board has appointed Artisan Partners Limited Partnership ("Artisan Partners") to serve as a new subadvisor to the fund. Artisan assumed investment advisory responsibility with respect to a separate portion of the fund's portfolio effective on May 10, 2021.

Second, this supplement updates certain information regarding the investment strategy of Aviva Investors Americas LLC, a subadvisor to PACE® Alternative Strategies Investments.

Third, this supplement updates certain information regarding exchanges of shares of the funds by Merrill Lynch account holders and customers.

ZS-1098

Effective immediately, the Prospectuses and SAI are hereby revised as follows:

I. PACE Large Co Value Equity Investments

All references to "Los Angeles Capital Management and Equity Research, Inc." or "Los Angeles Capital" as a subadvisor to PACE Large Co Value Equity Investments in the Prospectuses and SAI are hereby deleted.

The section captioned "PACE Large Co Value Equity Investments Fund summary" and sub-captioned "Management process" beginning on page 35 of the Multi-Class Prospectus and page 38 of the Class P Prospectus is revised by adding the following bullet point to the last paragraph of that section:

• A "select equity" strategy in which the subadvisor employs a fundamental investment process to construct a focused portfolio of securities of what it views as undervalued US companies across a broad capitalization range.

The section captioned "PACE Large Co Value Equity Investments Fund summary" and sub-captioned "Risk/return bar chart and table" on page 37 of the Multi-Class Prospectus and page 40 of the Class P Prospectus is revised by adding the following as the second to last sentence of the first paragraph of that section:

Artisan Partners Limited Partnership ("Artisan Partners") assumed day-to-day management of a separate portion of the fund's assets on May 10, 2021.

The section captioned "PACE Large Co Value Equity Investments Fund summary" and sub-captioned "Investment manager and advisor(s)" on page 38 of the Multi-Class Prospectus and on page 40 of the Class P Prospectus is revised by replacing the second sentence of the first paragraph of that section with the following:

Pzena, Wellington and Artisan Partners serve as the fund's subadvisors.

The section captioned "PACE Large Co Value Equity Investments Fund summary" and sub-captioned "Portfolio management team" on page 38 of the Multi-Class Prospectus and beginning on page 40 of the Class P Prospectus is revised by adding the following as the last bullet point of that section:

• Artisan Partners—Daniel J. O'Keefe, Managing Director and Lead Portfolio Manager, and Michael J. McKinnon, Managing Director and Portfolio Manager, have been portfolio managers of the fund since May 2021.

The section captioned "More information about the funds—PACE Large Co Value Equity Investments" and sub-captioned "Management process" beginning on page 89 of the Multi-Class Prospectus and page 92 of the Class P Prospectus is revised by replacing the third sentence of the first paragraph of that section with the following:

Pzena Investment Management, LLC ("Pzena"), Wellington Management Company LLP ("Wellington") and Artisan Partners Limited Partnership ("Artisan Partners") currently serve as the fund's subadvisors.

The same section of each Prospectus is revised by adding the following as the ninth and tenth paragraphs of that section:

In managing its portion of the fund's assets, Artisan Partners' investment team employs a fundamental investment process to construct a focused portfolio of securities of what it views as undervalued US companies across a broad capitalization range. The team seeks to invest in what it considers to be high quality, undervalued companies with strong balance sheets and shareholder-oriented management teams. The team's investment process focuses on four key characteristics:

• Undervaluation—Determining the intrinsic value of a business is the heart of the team's research process. The team believes that intrinsic value represents the amount that a buyer would pay to own a company's future cash flows. The team seeks to invest at a significant discount to its estimate of the intrinsic value of a business.

• Business Quality—The team seeks to invest in companies with histories of generating strong free cash flow, improving returns on capital and strong competitive positions in their industries.

• Financial Strength—The team believes that investing in companies with strong balance sheets helps to reduce the potential for capital risk and provides company management the ability to build value when attractive opportunities are available.

• Shareholder-Oriented Management—The team's research process attempts to identify management teams with a history of building value for shareholders.

Companies that qualify through this analytical process are ranked at the time the position is initiated according to the degree of the discount of the current market price of the stock to the team's estimate of the company's intrinsic value. The team manages the portfolio by generally taking larger positions in companies where the discount is greatest and smaller positions in companies with narrower discounts, subject to adjustments for investment-related concerns, including diversification, risk management and liquidity.

The section captioned "Management" and sub-captioned "PACE Large Co Value Equity Investments" beginning on page 148 of the Multi-Class Prospectus and Class P Prospectus is revised by replacing the first sentence of the first paragraph of that section with the following:

Pzena Investment Management, LLC ("Pzena"), Wellington Management Company LLP ("Wellington") and Artisan Partners Limited Partnership ("Artisan Partners") serve as subadvisors for PACE Large Co Value Equity Investments.

The same section of each Prospectus is revised by adding the following as the last paragraphs of that section:

Artisan Partners' principal address is 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. As of December 31, 2020, Artisan Partners had approximately $157.8 billion in assets under management.

Daniel J. O'Keefe is a Managing Director of Artisan Partners. He joined Artisan Partners in May 2002 as an analyst on the Artisan International Value Strategy. He has been the Lead Portfolio Manager of the Artisan Global Value Strategy since its inception in July 2007 and the Artisan Select Equity Strategy since its inception in February 2020. Mr. O'Keefe was Portfolio Manager of the Artisan International Value Strategy from October 2006 until September 2018.

Michael J. McKinnon, CFA, is a Managing Director of Artisan Partners. He joined Artisan Partners in February 2010 as an analyst. He has been Portfolio Manager of the Artisan Global Value Strategy since October 2018 and the Artisan Select Equity Strategy since its inception in February 2020. Mr. McKinnon was an Associate Portfolio Manager of the Artisan Global Value Strategy and the Artisan International Value Strategy from January 2017 until September 2018.

The section captioned "The funds and their investment policies" and sub-captioned "PACE Large Co Value Equity Investments" beginning on page 9 of the SAI is revised by replacing the second sentence of the first paragraph of that section with the following:

Pzena Investment Management, LLC ("Pzena"), Wellington Management Company LLP ("Wellington") and Artisan Partners Limited Partnership ("Artisan Partners") serve as the fund's subadvisors.

The section captioned "Investment advisory arrangements" and sub-captioned "PACE Large Co Value Equity Investments" on page 98 of the SAI is revised by replacing the first sentence of the first paragraph of that section with the following:

Under the current Advisory Agreements for this fund with Pzena Investment Management, LLC ("Pzena"), Wellington Management Company LLP ("Wellington") and Artisan Partners Limited Partnership ("Artisan Partners"), UBS AM (not the fund) pays each of Pzena, Wellington and Artisan Partners a fee based on the fund's average daily net assets that each manages (and in Pzena's case it may receive a maximum fee depending on its assets under management).

The same section of the SAI is revised by adding the following as the last sentence of the last paragraph of that section:

Artisan Partners is majority-owned by Artisan Partners Holdings LP and managed by its general partner, Artisan Investments GP LLC, a Delaware limited liability company wholly-owned by Artisan Partners Holdings LP. Artisan Partners Holdings LP is a limited partnership organized under the laws of Delaware whose sole general partner is Artisan Partners Asset Management Inc., a publicly traded Delaware corporation.

The section captioned "Proxy voting policies and procedures" and sub-captioned "PACE Large Co Value Equity Investments" beginning on page 124 of the SAI is revised by replacing the caption of that section with the following:

PACE Large Co Value Equity Investments—Pzena Investment Management, LLC, Wellington Management Company LLP and Artisan Partners Limited Partnership.

The same section of the SAI is revised by adding the following as the last paragraphs of that section:

Artisan Partners Limited Partnership. When Artisan Partners votes a fund's proxy with respect to a specific issuer, the fund's economic interest as a shareholder of that issuer is Artisan Partners' primary consideration in determining how the proxy should be voted. Artisan Partners generally does not take into account interests of other stakeholders of the issuer or interests the fund may have in other capacities.

When making proxy voting decisions, Artisan Partners generally adheres to proxy voting guidelines that set forth Artisan Partners' proxy voting positions on recurring issues and criteria for addressing non-recurring issues. Artisan Partners believes the guidelines, if followed, generally will result in the casting of votes in the economic best interests of the fund as shareholder. The guidelines are based on Artisan Partners' own research and analyses and the research and analyses provided by the proxy administration and research service providers engaged by Artisan Partners. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there are instances when Artisan Partners votes contrary to its general guidelines. In addition, due to the varying regulations, customs and practices of non-US countries, Artisan Partners may vote contrary to its general guidelines in circumstances where it believes its guidelines would result in a vote inconsistent with local regulations, customs or practices.

In the following circumstances Artisan Partners typically will not vote a fund's proxy:

• Artisan Partners has concluded that voting would have no identifiable economic benefit to the fund as a shareholder, such as when the security is no longer held in the fund's portfolio or when the value of the portfolio holding is indeterminable or insignificant.

• Artisan Partners has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-US jurisdictions, the sale of securities voted may be legally or practically prohibited or subject to some restrictions for some period of time, usually between the record and meeting dates ("share blocking"). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Information about share blocking is often incomplete or contradictory. For example, the fund's custodian may effectively restrict transactions even in circumstances in which Artisan Partners believes that share blocking is not required by law. Artisan Partners relies on the custodian and on its proxy service provider to identify share blocking jurisdictions. To the extent such information is wrong, Artisan Partners could fail to vote shares that could have been voted without loss of investment flexibility, or could vote shares and then be prevented from engaging in a potentially beneficial transaction.

• The fund, in conjunction with its custodian, has not fulfilled all administrative requirements for voting proxies in foreign jurisdictions (which may be imposed a single time or may be periodic), such as providing a power of attorney to the fund's local sub-custodian, due to timing of the requirement or because the costs required to obtain or produce the required documentation outweigh the benefit of voting the proxy.

• The fund, as of the record date, has loaned the securities to which the proxy relates and Artisan Partners has concluded that it is not in the best interest of the fund to recall the loan or the fund is unable to recall the loan in order to vote the securities.

• The fund so directs Artisan Partners.

Artisan Partners has engaged a primary proxy service provider to (i) make recommendations to Artisan Partners of proxy voting policies for adoption by Artisan Partners; (ii) perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited; (iii) perform the administrative tasks of receiving proxies and proxy statements, marking proxies as instructed by Artisan Partners and delivering those proxies; (iv) retain proxy voting records and information; and (v) report to Artisan Partners on its activities. The primary proxy service provider does not have the authority to vote proxies except in accordance with standing or specific instructions given to it by Artisan Partners. Artisan Partners retains final authority and fiduciary responsibility for the voting of proxies. In addition to the primary proxy service provider, Artisan Partners has engaged a second proxy service provider to perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited, and may engage one or more additional providers from time to time. In some instances for non-US companies, there may be little or no information available on matters to be voted on. In those circumstances, Artisan Partners generally follows the recommendation of its primary proxy service provider.

Artisan Partners' proxy voting committee oversees the proxy voting process, reviews this proxy voting policy at least annually, develops the guidelines, grants authority to members of the trading operations department of Artisan Partners, or such other persons as may be designated by the proxy voting committee to perform administrative services relating to proxy voting and, with respect to identified issuers (as described below) and discretionary issuers (as described in the guidelines) where there is an actual or potential conflict of interest, makes determinations as to the votes to be cast. The proxy voting committee also reviews any voting discrepancies or operational issues identified through its reconciliation process. The proxy voting committee is comprised of the persons appointed by

Artisan Partners from time to time, as such may be amended from time to time. Action by any two members of the proxy voting committee shall constitute the action of the committee. To minimize the possibility that members of the proxy voting committee could have certain potential conflicts of interest, none of the members of the proxy voting committee shall be responsible for servicing existing Artisan Partners clients or soliciting new clients.

Artisan Partners or its affiliate may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on the fund's behalf. Artisan Partners will be deemed to have a potential conflict voting proxies of an issuer if: (i) Artisan Partners or its affiliate manages assets for the issuer or an affiliate of the issuer and also recommends that the fund invests in such issuer's securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is an employee of Artisan Partners or a director of Artisan Partners Asset Management Inc., its subsidiaries or a fund sponsored by Artisan Partners; (iii) Artisan Partners or its affiliate is actively soliciting that issuer or an affiliate of the issuer as a client and the employees who recommend, review or authorize a vote have actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationship with an employee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan Partners or an affiliate, or an employee of either of them, exists that may be affected by the outcome of the proxy vote and that is deemed to represent an actual or potential conflict for the purposes of the proxy voting policy.

Artisan Partners maintains a list of issuers with whom it believes it has a potential conflict voting proxies (the "identified issuers"). Artisan Partners' proxy voting guidelines should, in most cases, adequately address possible conflicts of interest since those guidelines are pre-determined. However, in the event an actual or potential conflict of interest has been identified, Artisan Partners will vote in accordance with Artisan Partners proxy voting guidelines on routine or corporate administrative matters, and with respect to non-routine matters, Artisan Partners will generally vote in accordance with the determination made by the proxy voting committee, which will consider the investment team's recommended vote, any analysis available from the proxy service provider(s) and whether the proxy service provider(s) has a relationship with the issuer that could present a conflict of interest, the consistency of those recommendations with the proxy voting guidelines and any identified conflict of interest. Artisan Partners may vote in accordance with the recommendations of a proxy service provider, provided that such service provider provides research and analysis with respect to the issuer in question and the proxy voting committee has reason to believe the service provider is independent of the issuer. If the service provider does not meet those requirements, the proxy voting committee shall consider what course of action will serve the interests of Artisan Partners' clients, including the fund, consistent with Artisan Partners' obligations under applicable proxy voting rules.

The section captioned "Portfolio managers" and sub-captioned "PACE Large Co Value Equity Investments—Pzena Investment Management, LLC, Los Angeles Capital Management and Equity Research, Inc. and Wellington Management Company LLP." beginning on page 173 of the SAI is revised by replacing the caption of that section with the following:

PACE Large Co Value Equity Investments—Pzena Investment Management, LLC, Wellington Management Company LLP and Artisan Partners Limited Partnership.

The same section of the SAI is revised by adding the following as the last sub-section of that section:

Artisan Partners Limited Partnership

Daniel J. O'Keefe and Michael McKinnon are primarily responsible for the day-to-day management of Artisan Partners' allocated portion of the fund's portfolio. The following table provides information relating to other accounts managed by the portfolio managers as of December 31, 2020:

Daniel J. O'Keefe:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed*	2	16	24
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	1
Assets Managed (in millions)*	$2,187.2	$14,746.5	$5,381.5
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$76.9	$660.9

*  These numbers also reflect the performance-based fee accounts.

Michael McKinnon:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed*	2	16	24
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	1
Assets Managed (in millions)*	$2,187.2	$14,746.5	$5,381.5
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$76.9	$660.9

*  These numbers also reflect the performance-based fee accounts.

Potential Conflicts of Interest. There are a number of ways in which the interests of Artisan Partners, the fund's portfolio managers and their other personnel might conflict with the interests of the fund and its shareholders, including:

Sharing of Personnel, Services, Research and Advice Among Clients. Because all client accounts within Artisan Partners' select equity strategy, including the fund's accounts, are managed similarly, substantially all of the research and portfolio management activities conducted by the investment team benefit all clients within the select equity strategy. Artisan Partners' administrative and operational personnel divide their time among services to the fund and other client accounts.

Restrictions on Activities. Artisan Partners generally does not tailor its investment management services to the individual needs of clients, but rather invests all of the accounts in a particular strategy in a similar manner. To prevent the potentially negative impact that the restrictions of one client account or multiple client accounts may have on the manner in which Artisan Partners invests on behalf of all of its client accounts, Artisan Partners generally does not accept accounts subject to restrictions that Artisan Partners believes would cause it to deviate from its stated investment strategy or adversely affect its ability to manage client accounts. However, under certain circumstances, Artisan Partners does accept accounts subject to certain limitations on specific types of investments or transactions (for example, derivatives or short selling) or certain markets (for example, India), which can result in such accounts having different exposures and/or having a different risk profile compared to other accounts in the strategy, including the fund.

Investments in Issuers with Business Relationships with Artisan Partners. From time to time, clients in a particular investment strategy, including the fund in the select equity strategy, will invest in a security issued by a company, or an affiliate of a company, that is also a client of or has another business relationship with Artisan Partners or its affiliates. Likewise, clients in a particular investment strategy can invest in a security issued by a company, a director or officer of which is also a director of Artisan Partners Funds, Inc., a registered investment company advised by Artisan Partners. Artisan Partners has written policies designed to prevent the misuse of material non-public information. The operation of those policies and of applicable securities laws may prevent the execution of an otherwise desirable purchase or sale in a public securities transaction in a client account if Artisan Partners believes that it is or may be in possession of material non-public information regarding the issuer or security that would be the subject of that transaction.

With prior written approval, Artisan Partners will allow its personnel to serve as a director of a public company. Because of the heightened risk of misuse, or allegations of misuse, of material non-public information, Artisan Partners does not generally permit investment by client accounts or persons covered by Artisan Partners' Code of Ethics in securities of any issuer of which an Artisan Partners staff member is a director, except that such staff member may purchase and sell that company's securities for his or her own account or for the account of his or her immediate family members. This prohibition may foreclose investment opportunities that would be available to the fund if the staff member were not a director.

Side-by-Side Management. Potential conflicts of interest may arise in the management of multiple investment strategies by a single investment team. For instance, an investment team can provide advice to accounts in one investment strategy, including the fund, that differs from advice given to accounts in another investment strategy. If an investment team identifies a limited investment opportunity that is suitable for more than one strategy, a strategy may not be able to take full advantage of that opportunity. There also are circumstances when an investment team has an incentive to devote more time or resources to, or to implement different ideas in, one strategy over another. An investment team has a potential conflict of interest when it manages accounts that are charged a performance-based fee (including private investment funds) and accounts that are charged an asset-based fee because the fees earned from accounts with performance-based fees have the potential to exceed the fees earned from other accounts. An investment team may also execute transactions for one strategy that may adversely impact the value of securities held by a different strategy or team. For example, an investment team may engage in short sales of securities of an issuer in which the fund it manages also invests. In such a case, the investment team could harm the performance of the fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Artisan Partners maintains policies and procedures and internal review processes designed to mitigate potential conflicts of interest arising from side-by-side investment management.

Allocation and Aggregation of Portfolio Transactions Among Clients. Artisan Partners seeks to treat all of its clients fairly when allocating investment opportunities among clients. Artisan Partners has compliance policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities, which are reviewed regularly by Artisan Partners. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability (for example, initial public offerings) and allocation of investment opportunities generally, could raise a potential conflict of interest. The potential conflicts between accounts in a strategy are mitigated because Artisan Partners' investment teams generally try to keep all client portfolios in a strategy invested in the same securities with approximately the same weightings (with exceptions for client-imposed restrictions and limitations). Nevertheless, investment opportunities likely will be allocated differently among accounts in a strategy due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons. In addition, there are instances where a particular security is held by, or appropriate for, more than one investment strategy ("cross holdings") due to the overlap of their investment universes; however, investment decisions for each strategy, including the applicable fund, are generally made by the relevant investment team independently of investment decisions for another strategy, such that investment opportunities likely will be allocated differently among client accounts across such applicable investment strategies. Each investment strategy managed by an investment team typically has different guidelines and characteristics, such as market capitalization requirements, liquidity limits, regulatory restrictions and risk tolerances. An investment strategy with a higher risk tolerance, for example, may substantially outperform or underperform an investment strategy with a lower risk tolerance even when managed by the same investment team in a similar strategy.

"Same way" transactions (that is, all buys or all sells) in a security held by more than one account in a strategy are generally aggregated across all participating accounts in the strategy and same way transactions may be aggregated across accounts in different strategies when Artisan Partners considers doing so appropriate and practicable under the circumstances (for example, Artisan Partners has established certain information barriers and policies between certain of its investment teams that would make trade aggregation impracticable). The portfolio manager of one strategy may impose a price limit or some other differing instruction and so may decide not to participate in the aggregated order. In those cases, a trader works both trades in the market at the same time, subject to the requirements of Artisan Partners' allocation policy. When orders for a trade in a security are opposite to one another (that is, one portfolio is buying a security, while another is selling the security) and the trader receives a buy order while a sell order is pending (or vice versa), the traders will seek to mitigate the risk of inadvertent cross trades by (i) utilizing different brokers or venues, or (ii) utilizing brokers or venues that maintain crossing prevention controls.

Waivers of Artisan Partners' allocation policy may be made with approval in advance by one of certain designated members of Artisan Partners' management who are not part of the portfolio management process.

Fees. Like the fees Artisan Partners receives from the fund, the fees Artisan Partners receives as compensation from other client accounts are typically calculated as a percentage of the client's assets under management. Artisan Partners or its affiliates receive performance-based allocations or fees from the private funds it sponsors and expects to receive performance-based fees from accounts in its other strategies. In addition, Artisan Partners will, under certain circumstances, negotiate performance-based fee arrangements with other accounts. Although Artisan Partners may have an incentive to manage the assets of accounts with performance-based fees differently from its other accounts, Artisan Partners maintains policies and procedures and internal review processes designed to mitigate such conflicts.

Investing in Different Parts of an Issuer's Capital Structure. Conflicts potentially limiting the fund's investment opportunities may also arise when the fund and other Artisan Partners clients invest in different parts of an issuer's capital structure, such as when the fund owns equity securities of an issuer and other clients own senior debt obligations or junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities and negotiations with issuers that would potentially give rise to conflicts with other Artisan Partners clients or Artisan Partners may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the fund's investment opportunities. Additionally, if Artisan Partners acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for the fund. When making investment decisions where a conflict of interest may arise, Artisan Partners will endeavor to act in a fair and equitable manner as between the fund and other clients; however, in certain instances the resolution of the conflict may result in Artisan Partners acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the fund.

Confidential Information Access. From time to time, employees of Artisan Partners may receive material non-public information (referred to herein as "Confidential Information"). Employees may obtain Confidential Information, voluntarily or involuntarily, through Artisan Partners' management activities or the employee's outside activities. Confidential Information may be received under varying circumstances, including, but not limited to, upon execution of a non-disclosure agreement with an issuer, as a result of serving on a creditors' committee or through conversations with a company's management team. Under applicable law, Artisan Partners' employees are generally prohibited from disclosing or using Confidential Information in effecting purchases and sales in public securities transactions for their personal benefit or for the benefit of any other person (including clients). Accordingly, should an employee receive Confidential Information, the employee is generally prohibited from communicating that information or using that information in public securities transactions, which could limit the ability to buy or sell certain investments even when the limitation is detrimental to Artisan Partners, the employee or the client, including the fund.

Artisan Partners may seek to avoid the receipt of Confidential Information when it determines that the receipt of Confidential Information would restrict the fund or other clients of Artisan Partners from trading in securities they hold or in which they may invest. In circumstances when Artisan Partners declines to receive Confidential Information from an issuer, an account, such as the fund, may be disadvantaged in comparison to other investors, including with respect to evaluating the issuer and the price the account would pay or receive when it buys or sells those investments. Further, in situations when the account is asked, for example, to grant consents, waivers or amendments with respect to such investments, Artisan Partners' ability to assess such consents, waivers and amendments may be impacted by its lack of access to Confidential Information.

Artisan Partners has adopted policies that establish an information barrier between the Credit Team and its other investment teams to minimize the likelihood that Confidential Information received by the Credit Team will be shared with another team. In addition, Artisan Partners also creates information barriers around other persons having access to Confidential Information ("walled-off personnel") to prevent access to Confidential Information, and therefore to limit the restrictions on others at Artisan Partners.

From time to time, Artisan Partners uses paid expert networks. Artisan Partners has adopted specific procedures to prevent and address the inadvertent receipt of Confidential Information from the expert networks.

Portfolio Transactions and Soft Dollars. Artisan Partners has an obligation to seek best execution for clients—that is, execution of trades in a manner intended, considering the circumstances, to secure that combination of net price and execution that will maximize the value of Artisan Partners' investment decisions for the benefit of its clients. Artisan Partners uses client commissions to pay for brokerage and research services (often referred to as "soft dollars") if Artisan Partners determines that such items meet the criteria outlined in its commission management policy and do not impair its duty to seek best execution. Artisan Partners does not consider, in selecting broker-dealers to be used in effecting securities transactions for the fund, whether Artisan Partners or its affiliates received client referrals from the broker-dealer. Artisan Partners has potential conflicts of interest arising from its execution of portfolio transactions and use of soft dollars. Artisan Partners has adopted procedures with respect to soft dollars, which are included in Artisan Partners compliance program.

Proprietary and Personal Investments and Code of Ethics. Artisan Partners' proprietary accounts also present potential conflicts of interest with Artisan Partners' clients, including the fund. Artisan Partners from time to time uses a proprietary account to evaluate the viability of an investment strategy or bridge what would otherwise be a gap in a performance track record. Proprietary accounts are, in general, treated like client accounts for purposes of allocation of investment opportunities. To the extent there is overlap between the investments of one or more proprietary accounts and the accounts of Artisan Partners' clients managed in the same strategy, all portfolio transactions in the strategy are aggregated, where practicable, and allocated in accordance with Artisan Partners' written allocation procedures among participating accounts. Artisan Partners believes that aggregation and allocation of trades as described in its written procedures mitigates conflicts of interest arising from proprietary investments in the same securities held by clients and the market impact that could result from such proprietary trading activity if conducted on a stand-alone basis.

Personal transactions are subject to Artisan Partners' Code of Ethics, which generally provides that personnel of Artisan Partners may not take personal advantage of any information that they may have concerning Artisan Partners' current investment program. The Code of Ethics requires pre-approval of most personal securities transactions believed to present potentially meaningful risk of conflict of interest (including acquisitions of securities as part of an initial public offering or private placement). The Code of Ethics provides that Artisan Partners' compliance team will review such personal securities transactions and determine, among other things, whether the acquisition is consistent with applicable regulatory requirements and the purposes of the Code of Ethics and its underlying policies.

In addition, the Code of Ethics requires reports of personal securities transactions (which generally are in the form of duplicate confirmations and brokerage account statements) to be filed with the compliance department at least quarterly. Those reports are reviewed for conflicts, or potential conflicts, with client transactions.

The Code of Ethics also contains policies designed to prevent the misuse of material, non-public information and to protect the confidential information of Artisan Partners' clients. Artisan Partners, its affiliates and its employees can give advice or take action for their own accounts that differ from, conflict with or is adverse to advice given or action taken for the fund. These activities may adversely affect the prices and availability of other investments held by, or potentially considered for purchase by, the fund.

Compensation. Artisan Partners' portfolio managers are compensated through a fixed base salary or similar payment and a subjectively determined incentive bonus or payment that is a portion of a bonus pool, the aggregate amount of which is tied to Artisan Partners' fee revenues generated by all accounts included within the manager's investment strategies, including the fund. Portfolio managers also receive a portion of the performance fee revenues or allocations from private funds sponsored by Artisan Partners. Performance fee accounts (including private funds) may be managed by certain portfolio managers of the fund using strategies not offered in the fund. Allocations to and weightings in these accounts will differ from allocations to and weightings in the fund managed by these portfolio managers because they use different strategies. An investment strategy with a higher risk tolerance may substantially outperform or underperform an investment strategy with a lower risk tolerance even when managed by the same portfolio managers in a similar strategy. Artisan Partners' portfolio managers also participate in group life, health, medical reimbursement, and retirement plans that are generally available to all of Artisan Partners' salaried associates.

Ownership of fund shares. As of December 31, 2020, the portfolio managers did not own shares of the fund.

II. PACE Alternative Strategies Investments

The section captioned "More information about the funds—PACE Alternative Strategies Investments" and sub-captioned "Management process—Global Unconstrained Multi-Strategy Strategy" beginning on page 111 of the Multi-Class Prospectus and page 114 of the Class P Prospectus is revised by inserting the following as the second paragraph of that section:

Aviva may make significant investments in derivatives, such as futures, options, swaps, swaptions and forwards, by taking long and synthetic short positions in markets, securities and baskets of securities. Derivatives usage may include, but is not limited to, derivatives on interest rates, inflation rates, bonds, credit, equity, financial indices, volatility, dividend payments and currencies. Derivatives may be utilized for hedging, efficient portfolio management and other investment purposes, and may be exchange-traded or traded over-the-counter.

III. All Funds

The section captioned "Managing your fund account" and sub-captioned "A note about financial intermediary fee based advisory programs—intermediary directed share class conversions" beginning on page 132 of the Multi-Class Prospectus is revised by replacing the second paragraph of that section in its entirety with the following:

Shareholders converting from Class A shares into Class P shares of a fund will experience lower total share class expenses because Class P shares do not pay Rule 12b-1 distribution or service fees. It is generally expected that the Conversion will be tax-free for federal income tax purposes, which means former Class A shareholders would not have a taxable gain or loss on the Conversion of their shares to Class P shares.

Merrill Lynch brokerage account holders who hold Class A shares of the funds and Merrill Lynch customers transferring external accounts to Merrill Lynch who hold Class A shares of the funds may exchange those Class A shares for Class P shares of the same fund to be held in a Merrill Lynch advisory program. Shareholders who hold Class P shares of the funds in a Merrill Lynch advisory program and who transfer to a Merrill Lynch brokerage account may be required by Merrill Lynch to exchange those Class P shares for Class A shares of the same fund to be held in a Merrill Lynch brokerage account. Such exchanges will occur at the net asset value per share, without requiring any investment minimum to be met and without the imposition of any fees or other charges.

The section captioned "Managing your fund account" and sub-captioned "Buying Shares" on page 131 of the Class P Prospectus is revised by deleting the fourth and fifth bullet points of that section and replacing them with the following bullet point and paragraph:

• Banks, registered investment advisors and other financial institutions purchasing Class P shares of the funds for their clients as part of an advisory program.

The Trust, UBS Financial Services Inc., UBS AM US and/or a shareholder's financial intermediary, as applicable, reserve the right to reject a purchase order or suspend the offering of fund shares.

The same section of the Class P Prospectus is revised by replacing the second to last paragraph of that section with the following:

Shareholders converting from Class A shares into Class P shares of a fund will experience lower total share class expenses because Class P shares do not pay Rule 12b-1 distribution or service fees. It is generally expected that the Conversion will be tax-free for federal income tax purposes, which means former Class A shareholders would not have a taxable gain or loss on the Conversion of their shares to Class P shares.

Merrill Lynch brokerage account holders who hold Class A shares of the funds and Merrill Lynch customers transferring external accounts to Merrill Lynch who hold Class A shares of the funds may exchange those Class A shares for Class P shares of the same fund to be held in a Merrill Lynch advisory program. Shareholders who hold Class P shares of the funds in a Merrill Lynch advisory program and who transfer to a Merrill Lynch brokerage account may be required by Merrill Lynch to exchange those Class P shares for Class A shares of the same fund to be held in a Merrill Lynch brokerage account. Such exchanges will occur at the net asset value per share, without requiring any investment minimum to be met and without the imposition of any fees or other charges.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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